STATEMENT OF ADDITIONAL INFORMATION

STONE RIDGE TRUST III

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

February 29, 2016, as revised June 17, 2016

510 Madison Ave, 21st Floor

New York, NY 10022

(855) 609-3680

This Statement of Additional Information (“SAI”) describes Stone Ridge All Asset Variance Risk Premium Fund (the “Fund”). This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated February 29, 2016, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained without charge by writing the Fund at the address, or by calling the toll-free telephone number, listed above.

STONE RIDGE TRUST III

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Additional Investment Information

Stone Ridge All Asset Variance Risk Premium Fund (the “Fund”) is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is structured as an “interval fund.” The Fund is an investment portfolio of Stone Ridge Trust III (the “Trust”), a Delaware statutory trust organized on December 17, 2014. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund’s Prospectus.

The Prospectus discusses the investment objective of the Fund, as well as the principal investment strategies it employs to achieve its objective and the principal investment risks associated with those strategies. Additional information about the strategies and other investment practices the Fund may employ and certain related risks of the Fund are described below.

Derivatives. In addition to the derivatives transactions described in the Prospectus, the Fund may also enter into derivatives contracts with respect to any asset or reference in which it is permitted to invest or with respect to any related asset or reference (“Underlying Reference”). This universe of investments is subject to change under varying market conditions as these instruments evolve over time. The Fund may enter into derivatives contracts with standardized terms and no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, such as caps, floors, knock-outs, look-backs or other “exotic” elements, singly or in combination, which are generally traded over the counter. Over-the-counter (“OTC”) derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash or physically settled.

The derivatives contracts the Fund may enter into involve substantial risk. Derivatives typically allow the Fund to seek to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions.

The use of derivatives can lead to losses because of adverse movements in the price or value of the Underlying Reference, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the Underlying Reference and magnifies potential losses. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior, unexpected events or the Stone Ridge Asset Management’s (the “Adviser”) failure to use derivatives effectively. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the Underlying Reference.

Options. The Fund intends to write (sell) call options and put options on Underlying References, including, but not limited to, single securities, exchange traded funds (“ETFs”), real estate investment trusts (“REITs”), indices, currencies and commodities. A call option typically gives the option buyer the right (but not the obligation) to buy, and requires the option seller to sell, an Underlying Reference at an agreed-upon price; a put option gives the option buyer the right (but not the obligation) to sell, and requires the option seller to purchase, an Underlying Reference at an agreed-upon price. Generally, the Fund intends to sell call and put options that are at-the-money or out-of-the-money (meaning that the exercise price generally will be at or above (in the case of a call option) or at or below (in the case of a put option) the current price of the Underlying Reference). Options that are more substantially out-of-the-money generally would pay lower premiums than options that are at or slightly out-of-the-money. By selling call options, the Fund will sell the opportunity for appreciation above the option exercise price to the option purchaser in exchange for the option premium. By selling put options, the

Fund will sell protection against depreciation below the option exercise price to the option purchaser in exchange for an option premium. If an option is exercised, the Fund will either purchase or sell the Underlying Reference at the strike price or pay to the option holder the difference between the strike price and the current price level of the Underlying Reference, depending on the terms of the option. The premium, the exercise price and the market value of the applicable Underlying Reference together will determine the gain or loss realized by the Fund as the seller of the option.

The value of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund’s ability to close out its position as a seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Special risks are presented by internationally traded options. Such transactions may not be regulated as effectively as similar transactions in the U.S. and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. Because of the differences in trading hours between the U.S. and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed.

The hours of trading for options may not conform to the hours during which the Underlying References are traded. To the extent that the options markets close before the markets for the Underlying References, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the Underlying References, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the Underlying References and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the Underlying Reference, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an Underlying Reference.

As a result of the Fund’s option strategy and the use of leverage, the derivatives risk (described further above) will be significant in the Fund.

Futures. The Fund may buy and sell a variety of futures contracts that relate to, among other things, debt securities (these are referred to as “interest rate futures”), broadly-based securities indices (“stock index futures” and “bond index futures”), foreign currencies, commodities and individual equity securities (“single stock futures”). Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on equity securities of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “FCM”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the FCM can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund’s books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or by the FCM daily.

At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

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Commodity Futures Contracts. The Fund may invest in futures contracts on various commodities and options on commodity futures. Compared to investing in futures contracts generally, commodity futures contracts are associated with additional risks including, but not limited to, the following:

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Storage. In commodity futures markets there are physical storage costs associated with purchasing the underlying commodity. The price of a commodity futures contract reflects the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. The value of a commodity futures contract may also change to the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity.

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Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts to lock in the price of the commodity at delivery. In order to induce speculators to purchase the other side (the long side) of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are end-users of the underlying product and are, therefore, purchasing futures contracts to hedge against a rise in commodity prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the participants in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. As a result, when the Adviser reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot price of the maturing contract or choose to pursue other investments.

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Speculative Position Limits. The Commodity Futures Trading Commission (the “CFTC”) and domestic exchanges have established speculative position limits (“position limits”) on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular contracts and certain related swaps. Under current regulations, other accounts managed by the Adviser are combined with the positions held by the Fund under the Adviser’s management for position limit purposes. This trading could prelude additional trading in such contracts by the Adviser for the account of the Fund.

Options on Futures. The Fund may enter into options on futures contracts. An option on a futures contract gives the buyer, in return for the premium paid, the right (but not the obligation) to either buy or sell the underlying futures contract during a certain period of time for a fixed price. The writing of a put or call option on a futures contract involves risks similar to the risks applicable to the purchase or sale of futures contracts. However, the difficulty of predicting changes in the value of the underlying futures contract may expose the Funds to a somewhat different set of risks. For example, variations in speculative market demand for futures on the relevant underlying reference asset can cause the value of the futures to change at an unanticipated time or to an unanticipated degree; this or other factors may bring the value of the underlying future closer to the option’s strike price, increasing the potential for risk of loss to the Fund. To the extent that the Fund enters into options on futures contracts for hedging purposes, an imperfect correlation between this derivative position and the value of the instrument underlying such a position could lead to losses.

Put and Call Options. The Fund can buy and sell exchange-traded and OTC put options (“puts”) and call options (“calls”), including, but not limited to, index options, interest rate options, securities options, currency options, commodities options and options on futures and swaps. The Fund’s options transactions potentially will result in a substantial portion of the Fund’s income consisting of short-term capital gains, which are taxable to shareholders as ordinary income when distributed to them.

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Writing Call Options. The Fund may write (that is, sell) calls. When the Fund writes a call on a security or other Underlying Reference, it receives cash (a premium). The Fund agrees to sell the Underlying Reference to the purchaser of the call on that Underlying Reference during the call period at a fixed exercise price, regardless of market price changes during the call period. The call period is usually not more than nine months.

The exercise price may differ from the market price of the Underlying Reference. When the Fund writes covered call options (meaning the Fund owns or has the right to acquire the underlying security at all times during the option period), the Fund has the risk of loss that the price of the Underlying Reference may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specific multiple that determines the total value of the call for each point of difference. If the value of the Underlying Reference does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. Once the Fund receives an exercise notice for its option, however, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the Underlying Reference at the exercise price. Thus, the use of covered call options may require the Fund to sell portfolio assets at inopportune times or for prices other than current market values, will limit the amount of appreciation the Fund can realize above the exercise price of an option, or may cause the Fund to hold an asset that it might otherwise sell. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the Underlying Reference and the premium it received when it wrote the call. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Fund may also write calls on a futures contract without owning the futures contract or Underlying References deliverable under the contract.

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Writing Put Options. The Fund may write (that is, sell) put options. A put option on an Underlying Reference gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

The premium the Fund receives from writing a put represents a profit, as long as the price of the Underlying Reference remains equal to or above the exercise price. However, the Fund also assumes the obligation during the option period to buy the Underlying Reference from the buyer of the put at the exercise price if the value of the investment falls below the exercise price.

If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium, less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the Underlying Reference from the put option buyer at the exercise price. That price will usually exceed the market value of the Underlying Reference at that time. The Fund will incur a loss upon the exercise of the put option to the extent that the premium received (less the Fund’s transaction costs) does not outweigh the exercise price.

As long as the Fund’s obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the Underlying Reference and pay the exercise price. The Fund has no control over when it may be required to purchase the Underlying Reference, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the Underlying Reference from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the Underlying Reference, or to sell the asset and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.

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Purchasing Puts and Calls. The Fund may purchase call options. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the Underlying Reference from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the Underlying Reference is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the Underlying Reference.

The Fund can buy puts whether or not it owns the Underlying Reference. When the Fund purchases a put, it pays a premium and, except as to puts on Underlying References in which the Fund cannot trade directly (such as, for example, indices), has the right to sell the Underlying Reference to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

Buying a put on an investment the Fund does not own (such as an index or a future) permits the Fund either to resell the put or to buy the Underlying Reference and sell it at the exercise price. The resale price will vary inversely to the price of the Underlying Reference. If the market price of the Underlying Reference is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the Underlying Reference below the exercise price by selling the Underlying Reference at the exercise price to a seller of a corresponding put. If the market price of the Underlying Reference is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the Underlying Reference. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

When the Fund purchases a call or put on an Underlying Reference in which it cannot invest directly (such as an index), it pays a premium, but settlement is in cash rather than by delivery of the Underlying Reference to the Fund. Gain or loss depends on changes in the index or other Underlying Reference in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

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Buying and Selling Options on Foreign Currencies. The Fund can buy and sell exchange-traded and OTC put options and call options on foreign currencies. The Fund could use these calls and puts to generate income from premiums or to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

If the Adviser anticipates a rise in the dollar value of a foreign currency in which assets to be acquired are denominated, the increased cost of those assets may be partially offset by purchasing calls or writing puts on that foreign currency. If the Adviser anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio assets denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund’s position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of an asset that the Fund owns or has the right to acquire and that is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a “cross-hedging” strategy.

Hedging with Options and Futures — Risks. The use of hedging strategies requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund’s option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio assets, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an Underlying Reference in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the Underlying References. Premiums paid for options are small in relation to the market value of the Underlying References. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the Underlying Reference.

If a covered call written by the Fund is exercised on an Underlying Reference that has increased in value, the Fund will be required to sell the asset at the call price. It will not be able to realize any profit if the asset has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund’s portfolio assets. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund’s assets.

For example, it is possible that while the Fund has used derivative instruments in a short hedge, the market may advance and the value of the assets held in the Fund’s portfolio might decline. If that occurred, the Fund would lose money on the derivative instruments and also experience a decline in the value of its portfolio assets.

The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the assets included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use derivative instruments in a greater dollar amount than the dollar amount of portfolio assets being hedged. It might do so if the historical volatility of the prices of the portfolio assets being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities or other assets. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest the assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the assets purchased.

Swaps. The Fund may enter into swap agreements, including interest rate, total return, credit default and volatility or variance swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time typically ranging from a few weeks to more than one year. The swapped returns are generally calculated with respect to a notional amount, that is, the return on a particular dollar amount invested in the underlying asset. In a standard swap transaction, two parties agree to exchange the returns (or the difference between the returns) earned or realized on a particular asset, such as an equity or debt security, commodity or currency, or non-asset reference, such as an interest rate or index. The Fund may enter into swap agreements to, among other reasons, gain exposure to certain markets in the most economical way possible, protect against currency fluctuations, or reduce risk arising from a particular portfolio position.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Fund.

The use of swap agreements by the Fund entails certain risks. Swap agreements entail credit risk arising from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Fund’s swap transactions on an ongoing basis. Swap agreements may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the notional amount of the swap. Swap agreements also involve liquidity risk.

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Interest Rate Swaps. The Fund may enter into interest rate swaps. In an interest rate swap, the Fund and another party exchange the right to receive or the obligation to pay interest on a security or other reference rate. For example, they might swap the right to receive floating rate payments for fixed rate payments. There is a risk that, based on movements of interest rates, the payments made by the Fund under a swap agreement will be greater than the payments it receives.

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Total Return Swaps. The Fund may enter into total return swaps, under which one party agrees to pay the other the total return of a defined Underlying Reference, such as a security or basket of securities, or non-asset reference, such as an index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different Underlying References. Total return swaps could result in losses if the Underlying Reference does not perform as anticipated by the Adviser.

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Credit Default Swaps. The Fund may enter into credit default swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as a borrower’s or issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The Fund may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified borrower or issuer. The Fund may enter into credit default swaps, both directly (“unfunded swaps”) and indirectly (“funded swaps”) in the form of a swap embedded within a structured security. Unfunded and funded credit default swaps may refer to a single security or a basket of securities.

If the Fund buys credit protection using a credit default swap and a credit event occurs, the Fund will deliver the defaulted bond underlying the swap and the swap counterparty will pay the par amount of the bond. If the Fund sells credit protection using a credit default swap and a credit event occurs, the Fund will pay the par amount of the defaulted bond underlying the swap and the swap counterparty will deliver the bond. If the swap is on a basket of assets, the notional amount of the swap is reduced by the par amount of the defaulted asset, and the fixed payments are then made on the reduced notional amount.

Risks of credit default swaps include counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the Fund will not properly assess the cost of the instrument based on the lack of transparency in the market. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. In addition, if the Fund is buying credit protection and a credit event does occur, there is a risk when the Fund does not own the underlying asset, that the Fund will have difficulty acquiring the asset on the open market and may receive adverse pricing.

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Volatility and Variance Swap Contracts. The Fund may enter into volatility and/or variance swaps. Volatility swaps and variance swaps are transactions in which counterparties agree to economically buy or sell volatility or variance (which equals volatility squared), as the case may be, of the Underlying Reference at a specific level over a fixed period. Volatility and variance swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the Adviser is incorrect in forecasts of volatility and/or variance of the Underlying Reference.

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Swap Options and Swap Forwards. The Fund also may enter into options on swaps as well as forwards on swaps. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement on pre-designated terms. The Fund may write (sell) and purchase put and call swap options. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually three to six months from the date of the contract.

The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying swap. The Fund generally will incur a greater risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option it risks losing only the amount of the premium it has paid if the Fund lets the option expire unexercised. When the Fund writes a swap option it will become obligated, upon exercise of the option by the counterparty, according to the terms of the underlying agreement.

Counterparty Risk. The Fund will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals, whether it engages in exchange traded or off-exchange transactions. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The Commodity Exchange Act requires an FCM to segregate all funds received from its customers with respect to cleared derivatives transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund) may be held by the FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds owed and on deposit with such FCM. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, an FCM will generally provide the clearinghouse the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Fund is, therefore, subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. The Fund may also be subject to the risk that it will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. Furthermore, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

In the case of cleared swaps, the FCM is required to notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each customer. However, if the FCM does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearinghouse will use the Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse.

Because bilateral derivative transactions are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the Fund’s portfolio instruments may default on their obligations under those instruments and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although the Fund attempts to execute, clear and settle the transactions through entities the Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to the Fund.

Foreign Currency Transactions. The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options, and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through deliverable and non-deliverable forward foreign currency exchange contracts (“forwards”). The Fund intends to engage in these transactions to generate income from premiums and may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of assets. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and the Adviser may decide not to use hedging transactions that are available.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund may use currency forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the Underlying References the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the asset is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio assets denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio assets of the Fund are denominated. That is referred to as a “cross hedge.”

To avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies, subject to appropriate cover or asset segregation.

The precise matching of the amounts under forward contracts and the value of the assets involved generally will not be possible because the future value of assets denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Adviser might decide to sell the asset and deliver foreign currency to settle the original purchase obligation. If the market value of the asset is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the trade. If the market value of the asset instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the asset. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transaction costs. The use of forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio asset and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the asset and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to one Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Additional Information About Derivatives Transactions

Margin. The Fund may post cash, securities or other assets and these instruments may not be denominated in the same currency as the contract they secure or the underlying instrument of the contract. This may give rise to a form of currency exposure, where changes in the value of foreign currencies can impact the value of the margin on deposit. The Fund may at times have significant margin obligations to broker-dealers or other entities as a result of listed or OTC derivatives positions. The Fund may use a tri-party collateral protection mechanism; tri-party arrangements may result in higher costs than if the Fund had posted margin directly. The Fund may also establish alternative collateral mechanisms in order to achieve a balance between cost and counterparty credit risk to the Fund.

Asset Segregation/Cover. To the extent obligations created by the Fund may be deemed to create “senior securities” (as defined in the 1940 Act), the Fund may be required to segregate or earmark liquid assets. The

Fund will segregate with its custodian or otherwise designate on its records (“earmark”) cash, cash equivalents or liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or earmarked may be based on the derivative’s notional value or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. The Fund may segregate or earmark amounts in addition to the amounts described above. For example, if the Fund writes a physically settled put option, it will typically segregate or earmark liquid assets equal to the exercise price of the option, less margin on deposit, or hold the Underlying Reference directly; if the Fund writes a cash settled put option, it will typically segregate or earmark liquid assets equal to the amount the option is in the money (meaning the difference between the exercise price of the option and the current market price of the Underlying Reference, when the exercise price of the option is higher than the market price of the Underlying Reference), marked to market on a daily basis, less margin on deposit. Alternatively, the Fund may, in certain circumstances, enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may cover a written put option with a purchased put option with the same or higher exercise price or cover a written call option with a purchased call option with the same or lower exercise price). Although the Adviser will attempt to ensure that the Fund has sufficient liquid assets in respect of its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. The Fund may modify its asset segregation policies from time to time.

Hedging. Although it is not obligated to do so, the Fund can use derivatives to hedge. The Fund can use hedging to attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of portfolio assets that have appreciated or to facilitate selling assets for investment reasons. The Fund can use hedging to establish a portfolio position as a temporary substitute for purchasing particular assets. In that case, the Fund would normally seek to purchase the assets and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio assets would not be fully included in a rise in value of the market.

The Fund can use derivatives to hedge by taking or long or short positions in the underlying assets, related assets, or other derivatives positions. To gain long investment exposure, the Fund may invest in assets directly. To gain short investment exposure, the Fund may use derivatives (including futures) and make short sales, including short sales of assets the Fund does not own. Some of the hedging strategies the Fund can use are described below. The Fund may use additional hedging strategies as discussed elsewhere in this SAI, and it may employ new hedging strategies when they are developed, if those investment methods are consistent with the Fund’s investment objectives and are permissible under applicable regulations governing the Fund.

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“Structured” Notes. The Fund can invest in “structured” notes, which are specially-designed derivative debt investments whose principal payments or interest payments are linked to the value of an underlying asset, such as an equity or debt security, currency or commodity or non-asset reference, such as an interest rate or index. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note.

The values of these notes will fall or rise in response to changes in the values of the underlying asset or reference and the Fund might receive less principal or interest if the underlying asset or reference does not perform as anticipated. In some cases, these notes may pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note offers the potential for increased income or principal payments, but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

The values of these notes are also subject to both credit risk (if the counterparty fails to meet its obligations) and interest rate risk and, therefore, the Fund could receive more or less than it originally invested when a note matures. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price.

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Swaps, Swap Options and Swap Forwards. The Fund can invest in swap agreements, including interest rate, total return, credit default, and volatility or variance swaps, and options and forwards thereon for hedging purposes, as described more fully under “Swaps” above.

Regulatory Issues. The Fund is a commodity pool under the CEA and the Adviser is registered as a commodity pool operator (“CPO”) under the CEA with respect to the Fund. The Adviser and the Fund are subject to dual regulation by the Securities and Exchange Commission (“SEC”) and CFTC.

Tax Aspects of Certain Derivative Instruments Risks. The Fund’s investments in options and other derivative instruments could affect the amount, timing and character of its distributions to the Fund, which, in turn, could affect the amount, timing, and character of the Fund’s distributions; in some cases, the tax treatment of such investments may not be certain. The tax issues relating to these and other types of investments and transactions are described more fully under “Tax Status” below.

Additional Information about Other Investments of the Fund

Leverage. The Fund may use leverage. Although the use of leverage may create an opportunity for increased returns of the Fund, it also results in additional risks and can magnify the effect of any losses and thus could negatively impact the Fund’s business and results of operation and have important adverse consequences to the Fund’s investments. The loss on leverage transactions may substantially exceed the initial investment.

The terms of financing arrangements entered into by the Fund or its subsidiaries may restrict the Fund’s or a subsidiary’s operating flexibility, including covenants that, among others, may limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt, and (iii) engage in certain transactions. If the Fund or a subsidiary secures its leverage through the pledging of collateral, the Fund or subsidiary may, if the Fund or subsidiary is unable to generate sufficient cash flow to meet principal and interest payments on its indebtedness, be subject to risk that it is required to surrender its collateral and that such collateral may be liquidated at inopportune times or at prices that are not favorable to the Fund and cause significant losses. If a lender seizes and liquidates pledged collateral, such collateral may be sold at distressed price levels. The Fund will fail to realize the full value of such asset in a distressed sale.

The Fund or its subsidiaries may be required to pay commitment fees and other costs of borrowings under the terms of a credit facility. Moreover, interest on borrowings will be an expense of the Fund. With the use of borrowings, there is a risk that the interest rates paid by the Fund or a subsidiary on the amount it borrows will be higher than the return on the Fund’s investments. Such additional costs and expenses may affect the operating results of the Fund.

If the Fund or its subsidiaries cannot generate sufficient cash flow from investments, they may need to refinance all or a portion of indebtedness on or before maturity. The U.S. capital markets have recently experienced historic dislocations and liquidity disruptions, which have caused financing to be unavailable in many cases and, even if available, have caused the cost of prospective financings to increase. These circumstances have materially impacted liquidity in the debt markets, making financing terms for borrowers able to find financing less attractive, and in many cases have resulted in the unavailability of certain types of debt financing. Continued uncertainty in the debt and equity markets may negatively impact the Fund’s or a subsidiary’s ability to access financing on favorable terms or at all. The inability to obtain additional financing could have a material adverse effect on the Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Fund’s returns may be harmed.

Operational Risk. The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Fund, the Fund’s service providers, counterparties or other market participants. Power or communications outages, acts of God, information technology equipment malfunctions, operational errors (both human and systematic) and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, the Fund’s service providers or other market participants, impacting the ability to conduct the Fund’s operations.

Cyber-attacks, disruptions or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its service providers may also incur substantial costs for cybersecurity risk management in order to prevent or mitigate cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational (both human and systematic) and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in, among other things, the Fund’s inability to buy or sell certain securities or financial instruments or to accurately price its investments. The Fund cannot directly control any cybersecurity plans or systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests or securities markets and exchanges.

Equity Securities. The Fund may invest directly or indirectly in equity securities, including certain types of equity securities of both foreign and U.S. companies. Those equity securities include common stocks, preferred stocks, and rights and warrants. Returns on equities consist of any dividends received plus the amount of appreciation or depreciation in the value of the equity security. Certain equity securities may be purchased because they may provide dividend income.

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Common Stock. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure

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Preferred Stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemption prior to maturity, which also can have a negative impact on prices when interest rates decline.

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Rights and Warrants. The Fund can hold warrants or rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

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Risks of Investing in Equities. Equities fluctuate in price, and their short-term volatility at times may be great. To the extent that the Fund obtains exposure to equity securities, the value of the Fund’s portfolio will be affected by changes in the stock markets. Market risk can affect the Fund’s net asset value per share, which will fluctuate as the values of the Fund’s portfolio securities change. The prices of individual equity securities do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from one another.

Other factors can affect a particular equity security’s price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Small and Mid-Capitalization Investing. The Fund may gain exposure to the securities of small capitalization companies, ETFs whose portfolios consist primarily of common stocks of small-capitalization companies, mid-capitalization companies, recently organized companies and derivative instruments related to those securities. Historically, such securities, and particularly securities of smaller capitalization companies, have been more volatile in price than those of larger capitalized, more established companies. Many of the risks that apply to small capitalization companies apply equally to mid-capitalization companies, and such companies are included in the term “small capitalization companies” for the purposes of this risk factor. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. The equity securities of small capitalization companies are often traded over the counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Fund or entities in which the Fund obtains exposure may be required to dispose of such securities or remain in a short position over a longer (and potentially less favorable) period of time than is required to dispose of or close out of a short position with respect to the securities of larger, more established companies. Investments in equity or debt instruments issued by small capitalization companies may also be more difficult to value than other types of securities because of the foregoing considerations as well as, if applicable, lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.

Investment in Other Investment Companies. The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. The Fund may invest, for example, in exchange-traded funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity, fixed-income markets or other markets represented by the exchange-traded funds’ portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

The shares of other investment companies may fluctuate in price and may be worth more or less when the Fund sells them. Investing in another investment company may involve the payment of substantial premiums above the value of such investment company’s portfolio securities. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

Exchange-Traded Funds. The Fund may invest directly or indirectly in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. The Fund may purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

Investments in ETFs are subject to the same risks as investments in other investment companies, as described above. Certain risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index); and the risk that because an ETF is not actively managed, it cannot sell poorly performing stocks as long as they are represented in the index. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAVs and the risk that the ETFs may not be liquid. Furthermore, there may be times when the exchange halts trading, in which case the investors owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Debt Investments. The Fund can invest directly or indirectly in debt securities. The Fund may have exposure to the debt securities of U.S. or foreign issuers. These debt securities may have fixed or floating interest rates; may or may not be collateralized; and may be below investment grade. The Fund has no limits as to the maturity of debt securities in which it invests directly or indirectly or as to the market capitalization range of the issuers. The Fund does not have investment policies establishing specific maturity ranges for its investments, and they may be within any maturity range (short, medium or long) depending on the Adviser’s evaluation of investment opportunities available within the debt securities markets.

Corporate Debt Securities. The Fund can purchase or gain exposure to a variety of debt securities of varying maturities issued by U.S. and foreign corporations, partnerships or other business entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The debt securities in which the Fund is directly or indirectly invested may be subordinate to other liabilities of the issuer. If a borrower becomes insolvent, the borrower’s assets may be insufficient to meet its obligations to the holders of its subordinated debt. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Below Investment Grade Securities. The Fund can invest directly or indirectly in below-investment-grade fixed income securities. Below investment grade debt securities, which are commonly called “junk bonds,” are bonds rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), or that have comparable ratings by another rating organization. The Fund may also have exposure without limit to investments that are unrated and judged by the Adviser to be of below investment grade quality. Securities held directly or indirectly by the Fund may be downgraded to below investment grade status after the Fund purchases them. Issuers of high yield debt are in many cases highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. Issuers of high yield debt may also be in poor financial condition, face special competitive or product obsolescence problems, or be in bankruptcy or other reorganizations or corporate liquidations.

Convertible Securities. While some convertible securities are a form of debt security, in certain cases their conversion feature (allowing conversion into equity securities) causes them to be regarded more as “equity equivalents.” As a result, the rating assigned to the security has less impact on the Adviser’s investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. The value of a convertible security is a function of its “investment value” and its “conversion value.” If the investment value exceeds the conversion value, the security will behave more like a debt security and the security’s price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of the Fund’s direct or indirect investment in Treasury obligations to decline. On August 5, 2011, S&P downgraded U.S. Treasury securities from AAA rating to AA+. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy. A downgrade of Treasury securities from another ratings agency or a further downgrade beyond AA+ rating by S&P may cause the value of the Fund’s Treasury obligations to decline.

The Fund can also buy or gain exposure to U.S. Treasury securities whose interest coupons have been “stripped” by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities (“TIPS”). The U.S. Treasury securities called “TIPS” are designed to provide an investment that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the United States, such as Government National Mortgage Association pass-through mortgage certificates (called “Ginnie Maes”). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds (“Fannie Maes”) and Federal Home Loan Mortgage Corporation obligations (“Freddie Macs”). Others are supported only by the credit of the entity that issued them. Securities issued by Fannie Mae and Freddie Mac are also supported by commitments from the U.S. Treasury to purchase certain of those agencies’ securities during market conditions in which the U.S. Treasury deems it necessary for the promotion of market stability. In September 2008, the Federal Housing Finance Agency, an independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Department of Treasury also entered into a new secured lending credit facility with those companies and a preferred stock purchase agreement. Under the preferred stock purchase agreement, the Treasury will ensure that each company maintains a positive net worth.

Zero-Coupon Securities. The Fund can invest directly or indirectly in zero-coupon securities. Zero-coupon U.S. government securities will typically be U.S. Treasury notes and U.S. Treasury bonds that have been stripped of their interest coupons or certificates representing interests in those stripped debt obligations and coupons.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund’s exposure to zero-coupon securities may cause the Fund to recognize income for federal income tax purposes without a corresponding receipt of cash; this can require the Fund to dispose of investments, including when not otherwise advantageous to do so, to meet distribution requirements.

The Fund may also obtain exposure to zero-coupon and delayed interest securities, and “stripped” securities of U.S. and foreign corporations and of foreign government issuers. These are similar in structure to zero-coupon and “stripped” U.S. government securities, but in the case of foreign government securities may or may not be backed by the “full faith and credit” of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

“Stripped” Securities. In addition to buying stripped Treasury securities (as described herein), the Fund can invest directly or indirectly in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security’s principal or interest payments. These are a form of derivative investment.

Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an “interest-only” security, or “I/O,” and all of the principal is distributed to holders of another type of security, known as a “principal-only” security or “P/O.” Strips can be created for pass-through certificates or collateralized mortgage obligations (CMOs).

The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

Floating Rate and Variable Rate Obligations. The Fund can invest directly or indirectly in debt securities that have floating or variable interest rates. Those variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

Because the interest rates on floating rate bonds adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Fund on its floating rate investments and rising rates should tend to increase that income. However, investments in floating rate and variable rate obligations should also mitigate the fluctuations in the Fund’s net asset value during periods of changing interest rates, compared to changes in values of fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of the Fund’s floating rate investments, especially if rates change sharply in a short period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for their portfolio of investments may help mitigate that risk.

The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as the Prime Rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument’s rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder. The Fund can also invest directly or indirectly in step-coupon bonds that have a coupon rate that changes periodically during the life of the security on pre-determined dates that are set when the security is issued.

Exchange-Traded Notes (“ETNs”). An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount a maturity or upon redemption, even if the value of the relevant index has increased.

Money Market Instruments. The Fund can invest in money market instruments, which are U.S. dollar-denominated, high-quality, short-term debt obligations, to provide liquidity, for temporary defensive purposes, or for other purposes. Money market instruments may have fixed, variable or floating interest rates. Examples of money market instruments include obligations issued or guaranteed by the U.S. government (or any of its agencies or instrumentalities); bank obligations, such as time deposits, certificates of deposit and bankers’ acceptances; commercial paper; and variable amount master demand notes.

Commodities Investments. The Fund expects to gain exposure to the commodities market by investing in the Subsidiary. Commodities are assets with tangible properties, such as oil, metals, livestock or agricultural products. Commodity investments historically have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related securities and other instruments provide exposure to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. The Fund may invest in commodity-related securities and other instruments, such as structured notes, swap agreements, options, futures and options on futures that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, investments in commodity-linked instruments do not generally provide a claim on the underlying commodity. In addition, the ability of the Fund to invest directly in commodities and in certain commodity-related securities and other instruments is subject to significant limitations in order to enable the Fund to maintain its status as a regulated investment company (“RIC”) under Subchapter M of Chapter of the Internal Revenue Code of 1986 (the “Code”). See “Tax Status” below for more information.

Actions of government actors and changes in governments, and political, economic and social instability, in commodity-producing and exporting countries may affect the production, marketing and sale of commodities. In addition, commodity-related industries in many countries are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. Additionally, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries is uncertain.

Real Estate Investments. The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, and common, preferred and convertible securities of issuers in real estate-related industries. REITs are pooled investment vehicles that invest in real estate or real estate-related companies. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders.

The Fund may invest in different types of REITs, including equity REITs, mortgage REITs, and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. An exchange-traded REIT is generally more liquid than a REIT that is not traded on a securities exchange. The Fund may invest in both exchange-traded and privately-traded REITs. By investing in REITs indirectly through the Fund, investors will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors.

Foreign Securities. The Fund invests or has exposure to investments in foreign (non-U.S.) securities. “Foreign securities” include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or issued by foreign supra-national entities.

Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

¡	transaction charges for currency exchange;

¡	greater difficulties in commencing lawsuits;

¡	higher brokerage commission rates than in the United States;

¡	increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

¡	unfavorable differences between the U.S. economy and foreign economies.

Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in securities of foreign issuers that appear to offer high income potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not move in a manner parallel to U.S. markets.

Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Fund makes reasonable efforts to stay informed of foreign reporting requirements relating to the Fund’s foreign portfolio securities (e.g., through Fund’s brokerage contacts and the Fund’s custodial network), no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

Emerging Market Securities. The Fund may invest directly or indirectly in the securities of issuers economically tied to emerging market countries.

General Emerging Market Risks. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with those investments.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. In addition, new or additional repatriation or other restrictions might be imposed subsequent to the Fund’s investment. If such restrictions were to be imposed subsequent to the Fund’s investment in the securities markets of a particular country, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Fund may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Fund, the Fund’s returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized than in developed markets. Supervisory authorities may also be unable to apply standards comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, when possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Fund’s claims in any of these events.

Counterparty and Third Party Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular emerging market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Fund may not be able to reduce or mitigate risks related to trading with emerging market counterparties. The Fund seeks, when possible, to use counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Fund’s investments in that country.

Litigation. The Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in markets in developing countries, that purported securities in which the Fund invests may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Local Taxation. The local taxation of income and capital gains accruing to non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Fund seeks to reduce these risks by careful management of assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Fund’s investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation indexed instruments, may depend upon measures compiled by governments (or entities under their influence), which are also the obligors.

Reinsurance-Related Securities. The Fund may invest in reinsurance-related securities, including but not limited to event-linked bonds, event-linked swaps, equity securities and derivatives of equity securities of companies in the reinsurance industry. Reinsurance-related securities typically are “high-yield” or below-investment-grade in quality or are unrated. The returns on reinsurance-related securities are generally contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a plane crash causing a pre-determined amount of loss. The Fund may also invest indirectly in reinsurance contracts by holding notes or preferred shares issued by a special purpose vehicle whose performance is tied to an underlying reinsurance transaction. The principal risk of an investment in a reinsurance-related security is that a triggering event(s) will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. Reinsurance-related securities may be difficult to value and may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. As a relatively new type of financial instrument, there is limited trading history for reinsurance-related securities, even for those securities deemed to be liquid.

Illiquid Securities. The Fund may hold illiquid securities, including, among other instruments, securities of some private issuers, securities traded in unregulated or shallow markets and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price or time. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Certain of the securities in which the Fund obtains exposure may be Rule 144A securities, which are securities that generally can be purchased and sold only by certain sophisticated investors (called “qualified institutional buyers” or “QIBs”). Rule 144A securities are considered “restricted” securities. While certain restricted securities may, notwithstanding limitations on resale, be treated as liquid if the Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Illiquid securities may be difficult to value, the Fund may be required to hold illiquid securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities. This may result in losses to the Fund and investors.

Borrowing Risk. The Fund may borrow to meet redemption requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s investment portfolio may limit the number of lenders willing to enter into a borrowing arrangement with the Fund, result in higher borrowing costs to the Fund, or less favorable terms under the arrangement because such securities are higher risk instruments. As a result, the Fund may be required to modify its investment program in order to meet the terms of any borrowing arrangement. If so, the Fund may not meet its investment objectives.

Additional Investment Strategies and Risks of the Funds

Repurchase Agreements. The Fund may enter into repurchase agreements with banks and broker-dealers. It might do so with temporarily available cash (e.g., pending the investment of the proceeds from sales of Fund shares or pending the settlement of portfolio securities transactions) or for temporary defensive purposes, as described in the Prospectus under “Principal Investment Policies — Temporary Defensive Positions.” A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Approved sellers include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Adviser from time to time. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements having maturities of seven days or less.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks and brokers. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Fund for purposes of the Fund’s fundamental investment restriction on borrowings if the Fund covers its obligations under these transactions or maintains liquid assets equal in value to its obligations in respect of these transactions.

“When-Issued” and “Delayed-Delivery” Transactions. The Fund may invest in securities on a “when-issued” basis and may purchase or sell securities on a “delayed-delivery” (or “forward-commitment”) basis. “When-issued” and “delayed-delivery” are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement.

The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund’s purpose in entering into delayed-delivery or when-issued purchase transactions is to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund’s net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund’s purchase commitments until the Fund pays for the investment.

When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

Bank Loans. The Fund may invest in bank loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The Fund may hold a loan through another financial institution, and in such cases would be purchasing a “participation” in the loan. The Fund also may purchase loans by assignment from another lender, and in such cases would act as part of a lending syndicate. Many loans are secured by the assets of the borrower, and most impose restrictive covenants that must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower as well as the financial institution from which it purchases the loan. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Fund will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The Adviser generally will not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the Fund may invest generally are not rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on the Adviser’s, and the original lending institution’s credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates — i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Investing directly in loans or other direct debt instruments exposes the Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations.

In addition, when holding a loan participation, the Fund is subject to the credit risk of the intermediary financial institution. If the Fund holds its interest in a loan through another financial institution, the Fund likely would not be able to exercise its rights directly against the borrower and may not be able to cause the financial institution to take what it considers to be appropriate action. If the Fund relies on a financial institution to administer a loan, the Fund is subject to the risk that the financial institution may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Financial Institutions and Government Regulation. The collapse of various large financial institutions and investment funds across the globe and widespread related losses have resulted in an ongoing severe liquidity crisis throughout the global credit markets during the last several years. Sectors of the credit markets continue to experience difficulty including the collateralized mortgage-backed securities and leveraged finance markets, along with various other areas of consumer finance. The lack of transparency and reliable pricing of assets has resulted in some investors withdrawing from the markets for asset-backed securities and related securities. The resulting lack of liquidity has become sufficiently widespread to cause credit issues in areas of the capital markets that have limited exposure to subprime mortgages and has prompted central banks in the United States, the European Union, the United Kingdom and elsewhere to take action to attempt to ease these liquidity issues and has also resulted in the United States experiencing a broad and ongoing economic recession. Delinquencies and losses with respect to certain of these asset types, such as auto loans, have increased and may continue to increase. High unemployment and the continued lack of availability of credit may lead to increased default rates on the collateral underlying many of these securities. As a result, this may adversely affect the performance and market value of the Fund.

If a perception develops that there is or in the future could be renewed regulatory focus on participants who benefit from their participation in any U.S. government-sponsored program, or attempts by legislative and/or regulatory bodies to impose new restrictions and/or taxes and penalties on such participants, possibly even with retroactive effect, then the Fund’s position in such securities may be compromised.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of the Consumer Financial Protection Bureau; the registration and regulation of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable. Governments or their agencies also may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Investment in Relatively New Issuers. The Fund may occasionally gain exposure to the equities of selected new issuers. Direct or indirect investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies also may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Portfolio Turnover. Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year-to-year, as well as within a year. The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Investment Restrictions

Fundamental Investment Restrictions of the Fund

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a “majority” vote is defined as the vote of the holders of the lesser of: (a) 67% or more of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the meeting; or (b) more than 50% of the outstanding shares of the Fund. Under these restrictions, the Fund:

(1) may issue senior securities to the extent permitted by applicable law;

(2) may borrow money to the extent permitted by applicable law;

(3) may underwrite securities to the extent permitted by applicable law;

(4) may purchase, sell or hold real estate to the extent permitted by applicable law;

(5) may make loans to the extent permitted by applicable law;

(6) may purchase and sell commodities to the extent permitted by applicable law.

(7) may not invest 25% or more of its total assets in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities);

Where applicable, the foregoing investment restrictions shall be interpreted based on the applicable rules, regulations and pronouncements of the SEC and its staff.

For purposes of construing restriction (7), a large economic or market sector shall not be construed as a single industry or group of industries.

The Fund has also adopted the following fundamental policies in order to repurchase its shares:

•

On a quarterly basis, in the months of March, June, September and December, the Fund will make an offer to repurchase a designated percentage of the outstanding shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

•

The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”). The Fund’s Board will establish the Repurchase Request Deadline for each Repurchase Offer. The Repurchase Request Deadline will ordinarily be on a date approximately seven days before the date on which the Fund’s net asset value applicable to the Repurchase Offer is determined (the “Repurchase Pricing Date”) but may be revised by the Adviser, in its sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.

•	There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the Repurchase Pricing Date.

TRUSTEES AND OFFICERS

Board of Trustees

The business and affairs of the Fund are managed under the oversight of the Board subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”). The Trustees are responsible for oversight of the practices and processes of the Fund and its service providers, rather than active management of the Fund, including in matters relating to risk management. The Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest, how Fund management identifies and monitors those risks on an ongoing basis; how Fund management develops and implements controls to mitigate those risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know or guard against all risks, nor are the Trustees guarantors against risk. The officers of the Fund conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.”

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings, including in-person or telephonic meetings, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. At these meetings, Fund officers provide the Board (or one of its committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, audit results, and insurance and fidelity bond coverage. In addition, it is expected that the Independent Trustees meet at least annually to review, among other things, investment management agreements, service plans and related agreements, transfer agency agreements and certain other agreements, and to consider such other matters as they deem appropriate.

The Board has established two standing committees — an Audit Committee and a Valuation Committee – to assist the Board in its oversight of risk as part of its broader oversight of the Fund’s affairs. The Committees, both of which are comprised solely of the Board’s Independent Trustees, are described below. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.

The Board does not have a lead Independent Trustee. The Board, taking into consideration its oversight responsibility of the Fund, including the Fund’s regular use of fair valuation and the Board’s extensive experience overseeing the development and implementation of fair valuation processes of the Adviser’s other registered Funds, believes that its leadership structure is appropriate. In addition, the Board’s use of Committees (each of which is chaired by an Independent Trustee with substantial industry experience) and the chair’s role as chief executive officer of the Adviser, serve to enhance the Board’s understanding of the operations of the Fund and the Adviser.

Information About Each Board Member’s Experience, Qualifications, Attributes or Skills. Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships, are shown below. Unless otherwise noted, each Trustee has held each principal occupation and board membership indicated for at least the past five years. Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.

Independent Trustees

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years
Jeffery Ekberg (1965)	Trustee	since 2015	Principal, TPG Capital, L.P. (private equity firm), until 2011; Chief Financial Officer, Newbridge Capital, LLC (private equity firm), until 2011	13	TPG Capital, LLC and affiliates (sponsored investment funds), until 2011.

Daniel Charney (1970)	Trustee	since 2015	Cowen Group (financial services firm), since 2012; Jefferies & Co. (investment bank), until 2011	13	None.

Interested Trustee

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years
Ross Stevens(3) (1969)	Trustee, Chairman	since 2015	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012, Magnetar Capital (investment advisory firm) (Investment Committee and Co-Head of Portfolio Managers Committee), until 2012	13	None.

(1)	Each Trustee serves until resignation or removal from the Board.
(2)	Fund Complex includes Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.
(3)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Additional Information about the Trustees.

Jeffery Ekberg — Through his experience as a senior officer, director and accountant of financial and other organizations, Mr. Ekberg contributes experience overseeing financial and investment organizations to the Board. The Board also benefits from his experience as a member of the board of other funds.

Daniel Charney — Through his experience as a senior officer of financial and other organizations, Mr. Charney contributes his experience in the investment management industry to the Board.

Ross Stevens — Through his experience as a senior executive of financial organizations, Mr. Stevens contributes his experience in the investment management industry to the Board.

Additional Information about the Board’s Committees.

The Trust has an Audit Committee and a Valuation Committee. The members of both the Audit Committee and the Valuation Committee consist of all the Independent Trustees, namely Messrs. Ekberg and Charney. Mr. Ekberg is the Audit Committee Chair and has been designated as the Audit Committee financial expert. Mr. Charney is the Valuation Committee Chair.

In accordance with its written charter, the Audit Committee’s primary purposes are: (1) to oversee the Trust’s accounting and financial reporting policies and practices, and its internal controls and procedures; (2) to oversee the quality and objectivity of the Trust’s and the Fund’s financial statements and the independent audit thereof; (3) to oversee the activities of the Trust’s Chief Compliance Officer (the “CCO”); (4) to oversee the Trust’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, and the Trust’s implementation and enforcement of its compliance policies and procedures thereunder; (5) to oversee the Trust’s compliance with applicable laws in foreign jurisdictions, if any; and (6) to oversee compliance with the Code of Ethics by the Trust and the Adviser.

The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Audit Committee met three times during the fiscal year ended October 31, 2015.

The Valuation Committee also operates pursuant to a written charter. The duties and powers, to be exercised at such times and in such manner as the Valuation Committee shall deem necessary or appropriate, are as follows: (1) reviewing, from time to time, the Trust’s valuation policy and procedures (the “Valuation Policy”), which Valuation Policy serves to establish policies and procedures for the valuation of the Fund’s assets; (2) making any recommendations to the Trust’s audit committee and/or the Board regarding (i) the functioning of the Valuation Policy, or (ii) the valuation(s) of individual assets; (3) consulting with the Adviser regarding the valuation of the Fund’s assets, including fair valuation determinations of any such assets; (4) periodically reviewing information regarding fair value and other determinations made pursuant to the Trust’s valuation procedures; (5) reporting to the Board on a regular basis regarding the Valuation Committee’s duties; (6) making recommendations in conjunction with the Board’s annual (or other periodical) review of the Trust’s Valuation Policy; (7) periodically reviewing information regarding industry developments in connection with valuation of assets; and (8) performing such other duties as may be assigned to it, from time to time, by the Board. The Valuation Committee met three times during the fiscal year ended October 31, 2015.

Trustee Ownership of the Fund. The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustee within the same family of investment companies as of December 31, 2015. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Trustees and executive officers.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees
Jeffery Ekberg	$1 - $10,000	Over $100,000
Daniel Charney	$1 - $10,000	Over $100,000
Interested Trustee
Ross Stevens(2)	Over $100,000	Over $100,000

(1)	Family of Investment Companies includes Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.
(2)	Beneficial ownership through the Adviser’s direct fund investments.

None of the Independent Trustees or their family members beneficially owned any class of securities of the Adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the principal underwriter of the Fund, as of December 31, 2015.

Compensation of Board Members. Each Trustee who is not an employee of the Adviser is compensated by an annual retainer. Each such Trustee’s compensation is invested in Stone Ridge Funds. The Trust does not pay retirement benefits to its Trustees and officers. The Fund pays a portion of the compensation of the CCO. Other officers and Interested Trustees of the Trust are not compensated by the Fund. The following table sets forth compensation received by Independent Trustees for the fiscal year ended October 31, 2015.

Independent Trustees	Aggregate Compensation From the Fund	Total Compensation From Fund Complex(1) Paid to Trustee
Jeffery Ekberg	$9,665	$141,250
Daniel Charney	$7,695	$112,500

(1)	Fund Complex includes Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.

Officers of the Trust

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Ross Stevens (1969)	President and Chief Executive Officer	since 2014	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012; prior to that Magnetar Capital (investment advisory firm) (Investment Committee and Co-Head of Portfolio Managers Committee).

Lauren D. Macioce (1978)	Chief Compliance Officer and Secretary(3)	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016(3); prior to that Associate at Ropes & Gray LLP (law firm).

Patrick Kelly (1978)	Treasurer and Principal Financial Officer	since 2014	Chief Operating Officer of the Adviser, since 2012; prior to that Chief Operating Officer of Quantitative Strategies at Magnetar Capital (investment advisory firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Ave., 21st Floor, New York, New York 10022.
(2)	The term of office of each officer is indefinite.
(3)	Effective February 29, 2016.

Codes of Ethics. The Trust, the Adviser, and the Distributor each have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

The codes of ethics can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics are also available on the EDGAR database of the SEC’s website at www.sec.gov. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, or by e-mail request to publicinfo@sec.gov.

Proxy Voting Policies and Procedures. Attached as Appendix B is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objective. Information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 will be available without charge, (1) upon request, by calling (855) 609-3680, and (2) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the Fund’s outstanding equity securities. A control person is one who owns beneficially, either directly or through controlled companies, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.

As of January 31, 2016, the following persons beneficially owned of record more than 5% of the outstanding shares of the Fund:

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	N/A	N/A	40.77%	Record

National Financial Services, LLC 200 Liberty St. New York, NY 10218	N/A	N/A	25.86%	Record

Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	N/A	N/A	16.78%	Record

As of January 31, 2016, the Trustees and officers of the Fund as a group owned less than 1% of the then outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Stone Ridge Asset Management LLC is the Adviser of the Fund. The Adviser was organized as a Delaware limited liability company in 2012. The managing member of the Adviser is Ross Stevens. Ross Stevens, Chief Executive Officer and President of the Adviser, Patrick Kelly, Chief Operating Officer of the Adviser, and Lauren D. Macioce, General Counsel of the Adviser, are affiliated persons of the Trust.

Stone Ridge Asset Management LLC serves as the Adviser of the Fund pursuant to an investment advisory agreement. The investment advisory agreement has an initial term of two years from its effective date and continues in effect with respect to the Fund (unless terminated sooner) if its continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Board or the holders of a majority of the outstanding voting securities of the Fund. The investment advisory agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser. The investment advisory agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the investment advisory agreement, the Adviser agrees to manage the investment and reinvestment of the Fund’s assets, determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested, and continuously review, supervise and administer the investment program of the Fund. The Adviser bears its own operating and overhead expenses attributable to its duties under the investment advisory agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization, and auditing expenses), except that the Fund bears travel expenses (or an appropriate portion thereof) of Trustees or Fund officers who are partners, directors, trustees, or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board or any committees thereof or advisers thereto, and the Fund bears all or a portion of the expenses related to the Fund’s chief compliance officer, as may be approved by the Board from time to time.

The Fund bears all other costs of its operations, including, without limitation, the compensation of the Independent Trustees; ordinary administrative and operating expenses, including the management fee and all expenses associated with the pricing of Fund assets; risk management expenses; ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing and settlement costs), custodial costs and interest charges; professional fees (including, without limitation, expenses of consultants, experts, and specialists); fees and expenses in connection with repurchase offers and any repurchases or redemptions of Fund shares; legal expenses (including legal and other out-of-pocket expenses incurred in connection with the organization of the Fund and the offering of its shares); accounting and auditing expenses incurred in preparing, printing and delivering all reports (including such expenses incurred in connection with any Fund document) and tax information for shareholders and regulatory authorities, and all filing costs, fees, travel expenses and any other expenses directly related to the investment of the Fund’s assets. The Fund will pay any extraordinary expenses it may incur, including any litigation expenses.

As compensation for its services, the Fund pays the Adviser a fee, computed daily and paid monthly in arrears, at the annual rate of 2.00% of the average total assets of the Fund (including assets attributable to borrowings or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). As described in the Prospectus, the Adviser has entered into an expense limitation agreement with the Fund.

The Adviser contractually agreed to pay or otherwise bear operating and other expenses of the Fund (including offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) solely to the extent necessary to limit the total annualized expenses of the Fund to 2.60% of the average daily net assets of the Fund.

The Adviser is permitted to recoup in later periods Fund expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Fund fall below the annual limitation rate in effect at the time of the actual waiver/reimbursement and to the extent that they do not cause the Fund to exceed the annual rate in effect at the time of the recoupment; provided, however, that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the fiscal year in which the Adviser reduced a fee or reimbursed an expense.

The Fund paid the following fees to the Adviser during the fiscal year ended October 31, 2015:

April 2, 2015 (commencement of operations) through October 31, 2015
Gross Advisory Fees Accrued	$6,613,882
Fees Waived/Expenses Reimbursed	$83,857
Net Advisory Fees Paid	$6,530,025

Separately, the Adviser recouped, pursuant to the expense limitation agreement, advisory fees that it had previously waived and/or expenses that it had previously borne in the amount of $154,949.

If the Adviser receives compensation for providing management services to one or more wholly-owned and controlled Subsidiaries formed by the Fund, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiary (i.e., the compensation paid to the Adviser for services to the Fund will be calculated based on the Fund’s average daily net assets excluding the net assets of the Subsidiary).

Portfolio Managers

Daniel Fleder, Robert Gutmann, Jason Lu and Mr. Stevens are primarily responsible for the day-to-day management of the Fund. The following tables set forth certain additional information with respect to Mr. Fleder, Mr. Gutmann, Mr. Lu and Mr. Stevens. The information is as of October 31, 2015, except for Mr. Fleder, for which the information is as of January 31, 2016.

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts for which Mr. Fleder, Mr. Gutmann, Mr. Lu and Mr. Stevens have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Daniel Fleder(1)	8	$1,406	0	$0	0	$0
Robert Gutmann	11	$5,227	0	$0	0	$0
Jason Lu	8	$1,366	0	$0	0	$0
Ross Stevens	11	$5,227	0	$0	0	$0

(1)	Information provided as of January 31, 2016

The table below identifies the number of accounts for which Mr. Fleder, Mr. Gutmann, Mr. Lu and Mr. Stevens have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Daniel Fleder(1)	0	$0	0	$0	0	$0
Robert Gutmann	0	$0	0	$0	0	$0
Jason Lu	0	$0	0	$0	0	$0
Ross Stevens	0	$0	0	$0	0	$0

(1)	Information provided as of January 31, 2016

Potential Conflicts of Interest

Each of the portfolio managers may also be responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include, without limitation, other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund, or may take positions that are opposite in direction from those taken by the Fund.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with similar or different investment strategies. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. The Adviser attempts to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser has adopted policies and procedures that are intended to provide the Adviser with flexibility to allocate investments in a manner that is consistent with its fiduciary duty. There is no guarantee, however, that the policies and procedures adopted by the Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser or portfolio manager may aggregate the purchases and sales of the securities. The Adviser will not necessarily purchase or sell the same securities at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the applicable policies and procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time.

As a result of regulations governing the ability of certain clients of the Adviser to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser, for another account.

Conflicts of Interest Among Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions that are different from those taken by one or more accounts. Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities at the same time or at the same prices. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could be use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee and/or a portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees), a portfolio manager might be motivated to help certain accounts over others. A portfolio manager might be motivated to favor accounts in which he has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those accounts that could most significantly benefit a portfolio manager.

Portfolio Manager Compensation

As of October 31, 2015, portfolio managers receive a base salary and may also receive a bonus. Compensation of a portfolio manager is determined at the discretion of the Adviser. It may be based on a number of factors including the portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of portfolio managers is not based upon the performance of client accounts that the portfolio managers manage. The Adviser reviews the compensation of each portfolio manager at least annually.

Portfolio Manager Securities Ownership

As of June 15, 2016, the Portfolio Managers beneficially owned the following shares of the Fund noted:

Dollar Range of Shares Beneficially Owned
Portfolio Manager
Daniel Fleder	$10,001 - $50,000
Robert Gutmann	$10,001 - $50,000
Jason Lu	$1 - $10,000
Ross Stevens	Over $1,000,000

Principal Underwriter

Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), is the principal underwriter of shares of the Fund. Shares may be purchased only through the Distributor. The Distributor acts as the distributor of shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of a distributor’s contract with the Fund. The Distributor is not obligated to sell any specific amount of shares of the Fund. The Distributor will also act as agent for the Fund in connection with repurchases of shares.

Other Service Providers

Administrator

The Trust has entered into an administration agreement dated January 28, 2015 with U.S. Bancorp Fund Services, LLC (the “Administrator”) pursuant to which the Administrator provides administrative services to the Fund. The Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of the Fund; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its bad faith, negligence or willful misconduct in the performance of its duties.

U.S. Bancorp Fund Services, LLC also serves as fund accountant to the Fund under a separate agreement with the Trust and is responsible for calculating the Fund’s total NAV, total net income and NAV per share of the Fund on a daily basis.

Transfer Agent/Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) is the transfer agent for the Fund’s shares and the dividend disbursing agent for payment of dividends and distributions on Fund shares. The principal business address of the Transfer Agent is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Custodian

U.S. Bank, NA (the “Custodian”), located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”) serves as the Fund’s independent registered public accountant. EY provides audit services and assistance and consultation in connection with the review of SEC filings and certain tax compliance services. EY is located at 5 Times Square, New York, NY 10036.

Counsel

Ropes & Gray LLP serves as counsel to the Fund, and is located at 800 Boylston Street, Boston, Massachusetts 02199.

PURCHASE AND REDEMPTION OF SHARES

The Fund currently offers one class of shares. The Declaration of Trust authorizes the issuance of an unlimited number of shares. The Trustees of the Fund have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. The Trustees of the Fund may designate additional series and classes in the future from time to time.

The shares will be issued with a par value of $0.01 per share. All shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The shares will, when issued, be fully paid and non-assessable by the Fund and will have no preemptive or conversion rights to cumulative voting.

The shares are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for short-term trading purposes.

Unlike most closed-end funds, the Fund continuously offers its shares. The Fund’s shares are not listed on any securities exchange and are not publicly traded. Thus, there is no secondary market for the Fund’s shares and the Fund expects that no secondary market will develop. In order to provide liquidity to shareholders, the Fund has determined that it will make quarterly offers to repurchase a portion of the Fund’s outstanding shares at NAV subject to approval of the Board and in all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 10%, of its outstanding shares at NAV. In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is also possible that a Repurchase Offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. The Fund intends to offer the shares in a continuous offering of its shares at net asset value, plus the applicable sales charge. There can be no assurance that the Fund will offer its shares on a continuous basis, or if so offered, that it will do so indefinitely.

COMPUTATION OF NET ASSET VALUE

The Fund’s shares are valued as of a particular time (the “Valuation Time”) on the last day of each week and last day of each month (if different) that the New York Stock Exchange (“NYSE”) opens for business. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Trust expects that the holidays upon which the NYSE will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund liabilities plus any distribution and/or servicing fees and any other expenses are deducted from the Fund’s assets, and the resulting amount is divided by the number of shares outstanding to produce the Fund’s per share NAV. In accordance with regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in the NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board has approved procedures pursuant to which the Fund will value its investments (the “Valuation Procedures”). The Trustees have established a Valuation Committee comprised of officers of the Adviser to which they have delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board. In accordance with these procedures, the Fund’s investments for which market quotations are readily available are valued at market value. Listed below is a summary of certain of the methods generally used to value investments (some or all of which may be held by the Fund) under the Valuation Procedures:

Short-term debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations, and other asset-backed securities are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

Equity securities are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Fund’s investments in publicly traded foreign equity securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE.

Exchange-traded options are valued at the settlement price on the exchange or mean of the bid and asked prices. OTC options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).

Non-exchange traded derivatives are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable or infrequent), the Fund’s investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund also may be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. The Adviser will generally execute transactions for the Fund on an aggregated basis when the Adviser believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or other transaction costs that might have otherwise been paid had such orders been placed independently. Aggregation, or “bunching,” describes a procedure whereby an investment adviser combines the orders of two or more clients into a single order for the purpose of obtaining better prices and lower execution costs.

Brokerage and Research Services

There is generally no stated commission in the case of securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through multiple brokers and dealers. The Adviser will place trades for execution only with approved brokers or dealers. In effecting such purchases and sales, the Adviser seeks the most favorable price and execution of the Fund’s orders. In doing so, the Fund may pay higher commissions than the lowest available when the Adviser believes it is reasonable to do so. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together,

“services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives services from many broker-dealers with which the Adviser places the Fund’s portfolio transactions. These services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these services may be necessarily useful and of value to the Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser makes a good faith determination that the commissions are reasonable in relation to the value of brokerage and research services provided, viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to all discretionary accounts.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

Regular Broker Dealers.

The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of their most recent fiscal year and state the value of such holdings. For the fiscal year ended October 31, 2015, there were commissions of $1,696,206. The following table lists the securities of the Fund’s regular brokers or dealers or of their parents that the Fund acquired during the fiscal period ended October 31, 2015, the name of each such broker or dealer, and the value of the Fund’s aggregate holdings of the securities of each issuer as of October 31, 2015.

Fund	Broker or Dealer	Value as of October 31, 2015
Stone Ridge All Asset Variance Risk Premium Fund	JP Morgan Chase	$224,875

TAX STATUS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of the preparation of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

Taxation of the Fund

The Fund intends to elect to be treated and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund generally must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. In addition, if the Fund were to own 20% or more of the voting interests of a corporation, the Fund would be required to “look through” such corporation to its holdings and combine the appropriate percentage of such corporation’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described in (b)(ii) above.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% gross income test, described in (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a regulated investment company. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect the Fund’s ability to qualify for such treatment. The Subsidiary will take steps to ensure that income recognized by the Fund in respect of the Subsidiary will be qualifying income, and the Fund will limit its investments in the Subsidiary in the aggregate to 25% of the Fund’s total assets.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund generally will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends paid deduction), any net tax-exempt income and any net capital gains. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at the regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income, and shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize with respect to their other investments.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is unclear whether or to what extent distributions from the Fund will constitute qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). It is unclear whether or to what extent distributions from the Fund will qualify for the dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and distributions on shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized undistributed income or gains, that were therefore included in the price the shareholder paid. The Fund may be required to distribute realized income or gains regardless of whether the Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

Sale, Exchange or Redemption of Shares

The repurchase, sale or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shareholder has held the shares for more than 12 months. Otherwise the gain or loss will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders who tender all of the shares they hold or are deemed to hold in response to a Periodic Repurchase Offer (as defined in the Prospectus) generally will be treated as having sold their shares and generally will recognize a capital gain or loss, as described in the preceding paragraph. However, if a shareholder tenders fewer than all of the shares it holds or is deemed to hold, such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the redemption is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund shares, and thereafter as capital gain. Where a redeeming shareholder is treated as receiving a dividend, there is a risk that other shareholders of the Fund whose percentage interests in the Fund increase as a result of such redemption will be treated as having received a taxable distribution from the Fund.

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

Due to the Fund’s options strategies, a substantial portion of the Fund’s income potentially will consist of short-term capital gains, taxable to shareholders as ordinary income when distributed to them; such income will not constitute qualified dividend income or qualify for the dividends-received deduction.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. In either case, provided the tax treatment of an option transaction is not governed by Section 1256 of the Code (discussed further below), the gain or loss that may arise in respect of a termination of the Fund’s obligation under the option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., mark-to-market, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

The Fund’s use of commodity-linked derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest, including (“ETNs”) and certain structured notes, is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Taxation of the Subsidiary

The Subsidiary will be a controlled foreign corporation (a “CFC”) for U.S. federal income tax purposes. A CFC is a foreign corporation that is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by shareholders who are U.S. persons and who each own (directly or under certain attribution rules) 10% or more of the total combined voting power of all classes of the foreign corporation’s stock (each, a “U.S. Shareholder” as defined under Subpart F of the Code). The Subsidiary will be wholly owned by the Fund, and the Fund will be a U.S. Shareholder for purposes of these rules.

As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is actually distributed by the Subsidiary. Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will not be included in the Fund’s income to the extent of the Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by the CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund recognizes subpart F income in excess of actual cash distributions from the Subsidiary, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

Passive Foreign Investment Companies

A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

It is not always possible to identify a foreign corporation as a PFIC, and the Fund may therefore incur the tax and interest charges described above in some instances.

Foreign Taxation

Income and proceeds received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of the Fund’s assets at the close of the taxable year consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. For this purpose, “securities of foreign corporations” generally includes securities of foreign governments. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. For example, shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. In addition, shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Investments in Other Investment Companies

If the Fund receives dividends from another investment company, including an ETF, that qualifies as a RIC, and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from such an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Certain Investments in REITs and Mortgage-Related Securities

The Fund may invest in REITs. The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Short Sales

To the extent the Fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, the Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Original Issue Discount, Pay-In-Kind Securities and Market Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of inflation-indexed bonds will also be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance, that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or if necessary, by liquidation of portfolio securities (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether, when or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest. Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Foreign Shareholders

In general, the Fund’s dividends are not subject to a U.S. withholding tax when paid to a shareholder that is not a “U.S. Person within the meaning of the Code (such a shareholder, a “foreign shareholder”) to the extent properly reported by the Fund as (1) interest-related dividends or short-term capital gains dividends, each as defined below and subject to certain conditions described below, (2) Capital Gain Dividends or (3) distributions treated as a return of capital with respect to such foreign shareholder.

The exception to withholding for “interest-related dividends” generally applies with respect to distributions (other than distributions to a foreign shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”). The exception to withholding for “short-term capital gain dividends” generally applies with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution or (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. These exemptions from withholding will not be available to foreign shareholders of the Fund if it does not currently report its dividends as interest-related or short-term capital gain dividends. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends (e.g., distributions attributable to dividends and foreign-source interest income) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends, interest-related dividends and short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in the Fund were a USRPI, a greater-than-5% foreign shareholder or any foreign shareholder if shares of the Fund are not considered regularly traded on an established securities market generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale.

Moreover, if the Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year. Such withholding generally is not required if the Fund is a domestically controlled QIE.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions are regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or Form W-8BEN-E, or substitute form). Foreign shareholders in the Fund should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation. A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Expenses Subject to 2% “Floor” and Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 investors at all times during a taxable year and its shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and are deductible by those shareholders, subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Basis Information

The Fund (or its administrative agent) must report to the IRS and furnish to the Fund shareholders the cost basis information and holding period for Fund shares. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Funds. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA 30% of the distributions, other than distributions properly reported as Capital Gain Dividends, the Fund pays to shareholders and, on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019), 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

DESCRIPTION OF THE TRUST

The Trustees are responsible for the management and supervision of the Trust. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund or other series of the Trust with or without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Fund is the only series of the Trust. To the extent permissible by law, additional series may be added in the future.

The shares of the Fund represent an equal proportionate interest in the net assets attributable to such shares of the Fund. Shareholders have certain exclusive voting rights on matters relating to their respective distribution plan, if any. Different classes of the Fund, if any, may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of a majority of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

In the event of liquidation, shareholders of each Class are entitled to share pro rata in the net assets of the applicable Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

The Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust further provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of Trustees and officers of the Trust; however, such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Fund reserves the right to reject any purchase order application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. The Fund does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the Fund from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify the transfer agent of a different intent. A shareholder’s account is governed by the laws of the State of Delaware. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

OTHER INFORMATION

Miscellaneous

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

In the interest of economy and convenience, the Fund does not issue certificates representing the Fund’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and repurchase orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal period ended on October 31, 2015, as filed with the SEC on January 8, 2016 (File No. 811-23018) (the “Annual Report”), are incorporated into this SAI by reference. The financial statements included in the Annual Report have been audited by Ernst & Young LLP, whose report thereon is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Copies of the Annual Report may be obtained at no charge by calling the Fund at (855) 609-3680.

APPENDIX A

SECURITIES RATINGS

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources, which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s and Standard & Poor’s.

Moody’s Ratings*

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings*

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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APPENDIX B

STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	Governing Standards

Stone Ridge Asset Management LLC (the “Adviser”) has adopted written proxy voting policies and guidelines (“the Proxy Policy”) as required under Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940 (“Advisers Act”). In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, waivers and consents under applicable indentures. The Proxy Policy, which has been designed to ensure that Adviser votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures to mitigate conflicts of interests between clients and Adviser and its advisory affiliates1 when voting proxies.

II.	Policy

The Proxy Policy applies to those client accounts that contain voting securities and for which Adviser has been delegated the authority to vote client proxies. When voting proxies for client accounts, Adviser’s primary objective is to make voting decisions solely in the best interest on behalf of all clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or “Proxy Voting Service”) to assist it in researching, recordkeeping and voting of proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines, ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines have been approved by Adviser, and though Adviser intends to vote consistent with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, Adviser may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities or other debt instruments, the Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

Adviser may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual’s account portfolio or in the aggregate with all clients; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that Adviser is aware of a material vote on behalf of the mutual fund and Adviser has the

[1]

A firm’s advisory affiliates are defined in this Policy to include: 1) all officers, partners, directors (or any person performing similar functions); 2) all persons directly or indirectly controlling or controlled by the adviser; and 3) all current employees.

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ability to call back loans and is aware of the securities on loan by the custodian, Adviser may call back the loan and vote the proxy if time permits.

Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent Proxy Voting Service, subject to specific provisions in a client’s account documentation related to exception voting. In fulfilling its obligations to clients, Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

III.	Conflicts of Interest Procedures

For voting of securities, Adviser believes that application of the guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the guidelines. As a general practice, Adviser will vote in accordance with the voting recommendation provided by the Proxy Voting Service. In the event that Adviser wishes to vote against the independent voting recommendation, Adviser requires Chief Compliance Officer (“CCO”) approval prior to a vote being cast.

For voting of fixed income securities, Adviser believes the potential for material conflicts of interest to arise between the interests of the client and the interests of Adviser is limited. However, there may be a potential for a conflict of interest which Adviser or its related persons or entities may be a named party to, or participating in a bankruptcy work-out or other similar committee with respect to the issuer. In such instances the portfolio manager must notify the CCO prio
r to casting any decision on behalf of clients.

Upon the identification or notice received by the CCO that there is a conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material conflict of interest, the CCO has final decision-making authority regarding Adviser’s course of action for the proxy. The CCO’s determination will be based on maximizing value for Adviser’s Clients.

IV.	Voting Guidelines

For accounts that invest in voting securities, Adviser has approved the ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines are intended to provide a general overview of ISS’ United States Policy Guidelines by highlighting the key policies that ISS applies to companies listed in the United States. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors.

For a list of the voting guidelines please visit:

http://www.issgovernance.com/policy/2013/policy_information

V.	Amendment

Adviser may, from time to time, amend this Policy, and/or adopt such interpretations of this Policy as it deems appropriate provided, however, that such changes are approved by Adviser management.

Adviser will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. All reports and any other information filed with Adviser pursuant to this Policy shall be treated as confidential, except that the same may be disclosed to Adviser’s management, any regulatory or self-regulatory

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authority or agency upon its request, or as required by law or court or administrative order. All records of Adviser’s proxy voting policies and voting activity are retained in accordance with Rule 204 2(C)(2) of the Advisers Act.

VI.	Information Available to Clients

If you require additional information on this policy or on how proxies were voted, please contact the CCO.

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